Ordinary dividends	6 Months Ended
Jun. 30, 2021
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Ordinary dividends
9.	Ordinary dividends
The Board has recommended an interim dividend of 12.5p (2020: 10.0p) per ordinary share. This is expected to be paid on 1 November 2021 to shareholders on the register at 15 October 2021. The Board recommended a final dividend of 14.0p per ordinary share in respect of 2020. This was paid on 9 July 2021.